UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2019

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0000

(Registrant’s Telephone Number, Including Area Code)

Och-Ziff Capital Management Group LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01 per share	OZM	New York Stock Exchange

Introductory Note

Och-Ziff Capital Management Group Inc. is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion of its conversion (the “Conversion”) from a Delaware limited liability company named Och-Ziff Capital Management Group LLC (“Oz LLC”) to a Delaware corporation named Och-Ziff Capital Management Group Inc. (“Oz Inc.”) effective at 12:01 a.m. (Eastern Time) on May 9, 2019 (the “Effective Time”). References to the “Company” in this report mean (i) prior to the Effective Time, Oz LLC and (ii) following the Effective Time, Oz Inc.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in connection with the Conversion, on April 29, 2019, Oz LLC notified the New York Stock Exchange (the “NYSE”) that the Certificate of Conversion had been filed with the Secretary of State of the State of Delaware. At the Effective Time, (i) each Class A share, representing Class A limited liability company interests of the Company (“Class A LLC Share”), outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of Oz Inc. (“Class A Common Stock”) and (ii) each Class B share, representing Class B shares of the Company (“Class B LLC Shares”), outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $0.01 par value per share, of Oz Inc. (“Class B Common Stock”). As of the open of trading on Thursday, May 9, 2019, the NYSE will cease trading of the Class A LLC Shares on the NYSE and commence trading of the Class A Common Stock (CUSIP: 67551U 204) on the NYSE under the existing ticker symbol, “OZM,” and the Company expects the NYSE to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the Class A LLC Shares are discontinued for trading on the NYSE.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Class A LLC Shares into Class A Common Stock and Class B LLC Shares into Class B Common Stock, (ii) Item 5.03 below regarding the Certificate of Conversion, Certificate of Incorporation and By-Laws, and (iii) Item 8.01 below regarding the Conversion are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of Oz Inc. immediately after the Conversion were the same individuals who were directors and executive officers, respectively, of Oz LLC immediately prior to the Conversion. In addition, the committees of the board, and the membership thereof, immediately prior to the Effective Time, were replicated at Oz Inc. at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Oz LLC was converted to Oz Inc. pursuant to a Certificate of Conversion. The Certificate of Incorporation and By-Laws of Oz Inc. provide its stockholders with substantially the same rights and obligations that members had in the Company’s Second Amended and Restated Limited Liability Company Agreement, as amended.

The foregoing description of the Certificate of Conversion, Certificate of Incorporation and By-Laws does not purport to be complete and is qualified in its entirety by reference to Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 8.01.	Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Oz Inc. is a successor registrant to Oz LLC and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A Common Stock, as the successor registrant to Oz LLC, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of Oz LLC immediately prior to the Conversion continued as holders of uncertificated stock of Oz Inc. upon effectiveness of the Conversion.

Description of Capital Stock and Material U.S. Federal Income Tax Considerations

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of the Company. The Description of Capital Stock summarizes the material terms of the Company’s capital stock as of the date hereof. This summary is not a complete description of the terms of the Company’s capital stock and is qualified by reference to the Company’s Certificate of Incorporation and By-Laws, each filed herewith, as well as applicable provisions of Delaware law.

The information included in Exhibit 99.2 to this Current Report on Form 8-K provides a summary of material U.S. federal income tax considerations relevant to an investment in the capital stock of the Company.

The Description of Capital Stock set forth in Exhibit 99.1 and the material U.S. federal income tax considerations set forth in Exhibit 99.2 are incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Conversion to a Corporation of Och-Ziff Capital Management Group LLC (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on April 30, 2019).

3.2	Certificate of Incorporation of Och-Ziff Capital Management Group Inc. (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed on April 30, 2019).

3.3	By-Laws of Och-Ziff Capital Management Group Inc. (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K filed on April 30, 2019).

99.1	Description of Capital Stock.

99.2	Material United States Federal Income Tax Considerations.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that reflect the Company’s current views with respect to, among other things, the transactions described herein; its effect on the Company, including on the Company’s cash flows, balance sheet and earnings; the Company’s ability to create value; the Company’s growth prospects; the anticipated benefits of converting from a limited liability company into a corporation; and future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.

The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight and fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice; and whether the Company realizes all or any of the anticipated benefits from the transactions described herein; whether the transactions described herein result in any increased or unforeseen costs, indemnification obligations or have an impact on the Company’s ability to retain or compete for professional talent or investor capital; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, dated March 15, 2019, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise.

This Current Report on Form 8-K does not constitute an offer of any Company fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Registrant)

By:	/s/ Thomas M. Sipp

Thomas M. Sipp
Chief Financial Officer and Executive Managing Director

May 9, 2019